                                                                    Exhibit 10.1


                               SYMMETRICOM, INC.
                               SENIOR EXECUTIVE
                                   LOAN PLAN


     This memorandum memorializes the executive loan plan as adopted by the Board of Directors (the "Board") of Symmetricom, Inc. (the "Company") on January 19, 2001.

     1.   Purpose

     The Company has determined that in order to attract and retain qualified senior executive management, and to encourage their retention of Company stock, it is appropriate to adopt an executive loan plan to provide loans from lawfully available Company funds to assist certain key senior executives with the exercise of their Company stock options and the payment of taxes arising from such exercise. While the Company's 1990 Employee Stock Plan and 1999 Employee Stock Plan (each as amended and approved by the Company's stockholders) authorize the Company's accepting a promissory note as one method for an optionee's payment of the option exercise price, some of the option agreements entered into with certain senior executives under the 1990 Employee Stock Plan do not incorporate a promissory note as a permitted payment method for the option's exercise. This has, in some instances, hindered certain optionees' ability to realize the full intended benefit from their options.

     2.   Authority

     This executive loan plan is adopted pursuant to California Corporations Code sections 408 and 315(f), and is in furtherance of the Company's 1990 Employee Stock Plan and 1999 Employee Stock Plan, each as amended and approved by the Company's stockholders. It is further intended to comply with Regulation U as codified at 12 Code of Federal Regulations Part 221.

     3.   Program Duration

     The executive loan plan is subject to annual review by the Board which shall determine whether such plan continues to benefit the Company.

     4.   Eligible Participants

     Persons potentially eligible to participate in the loan plan include such officers and key employees as may be determined from time to time by the Company's Board. The Board has determined initially to restrict participation to the Company's CEO and his direct reports.

     5.   Secured Recourse Promissory Note

     A borrower under the Plan shall execute and deliver to the Company a full recourse promissory note for the purchase of his shares. To provide security for payment of the note, the certificate for shares so purchased shall be held by the Company, and the borrower shall deliver the certificate to the Company together with an executed security agreement and blank stock assignment transferring all or some of the shares to the Company if, as, and when required by the security agreement. The security agreement shall substantially conform to that attached hereto as Exhibit 1.
                   ---------

     6.   Term of Note

     The principal balance, together with interest accrued and unpaid, shall be due no later than five (5) years from the date of the promissory note's making, and shall otherwise become due in full upon the occurrence of an Event of Acceleration. Principal and interest may be prepaid at any time without penalty.

     7.   Rate and Payment of Interest

     The interest rate on borrowed funds shall be at the borrower's market rate for a similarly secured loan from a commercial lender. Accrued interest shall be due and payable on the anniversary of the loan's making for each year during the note's term.

     8.  Events of Acceleration

     (a) The entire unpaid principal sum and unpaid interest under amounts borrowed shall become immediately due and payable upon the earliest to occur of the following (each of which constitutes an "Event of Acceleration"):

          (i) The date when the borrower ceases to provide services to the Company as an employee;

          (ii) The insolvency of the borrower, the commission of an act of bankruptcy by the borrower, the execution by the borrower of a general assignment for the benefit of creditors, or the filing by or against the borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of 90 days or more; or

          (iii) The failure of the borrower to perform a material obligation imposed upon the borrower under his secured promissory note or security agreement.

     (b) Notwithstanding the absence of a triggering event under section 8(a) above, such portion of the unpaid principal balance and unpaid interest under amounts borrowed shall become immediately due and payable on a pro rata basis concurrently with the borrower's sale of shares acquired through the exercise of options. For example, if one-third of the shares initially acquired by the borrower [after adjustment for any stock splits and stock dividends] were sold, one-third of the unpaid principal balance plus one-third of the accrued interest not previously discharged shall be paid to the Company concurrently with borrower's receipt, or right to receive, any sale proceeds from the sale of shares.

     9.  Additional Terms

     The Company shall adopt such additional executive loan plan terms as may be recommended by the Company's Chief Financial Officer as necessary to effectuate the plan upon concurrence by Company counsel that such terms comply with applicable law.

                  [remainder of page intentionally left blank]

                                   EXHIBIT 1

                              SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is made as of _____________, 200__ between Symmetricom, Inc., a California corporation ("Pledgee"), and ________________ ("Pledgor"), with reference to the following facts:

     Pursuant to a Stock Option Agreement entered into under the [Symmetricom, Inc. Amended and Restated 1999 Employee Stock Plan / Amended 1990 Employee Stock Plan] (the "Plan") Pledgor has purchased ________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $_____________. Pledgor has delivered to Pledgee a Full Recourse Promissory Note (the "Note") for the purchase price of the Shares. Pledgee desires to obtain security for payment of the Note in the form of a pledge of the Shares, as set forth herein.

     NOW, THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. To provide security for payment of the Note, Pledgor, pursuant to the California Commercial Code, hereby pledges all of the Shares (herein sometimes referred to as the "Collateral") represented by Certificate No. _____, duly endorsed in blank or with executed stock powers, and herewith delivers the certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold the certificate subject to the terms and conditions of this Security Agreement. The Shares (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgee's Covenants. At all times while Pledgee is holding the Shares as security under this Security Agreement, Pledgee shall:

     (a) Collect any dividends that may be declared on the Shares and credit such dividends against any accrued interest or unpaid principal under the Note, as part payment; and

     (b) Collect and hold any shares that may be issued upon conversion of the Shares; and

     (c) Collect and hold any other securities or other property that may be distributed with respect to the Shares; and

     (d) Any such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Security Agreement and shall be held by Pledgee under this Security Agreement.

                                  EXHIBIT 1-1

     3. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

     (a) Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

     (b) The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

     (c) In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 221 of Title 12 of the Code of Federal Regulations ("Regulation U"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     4. Voting Rights. During the term of this Security Agreement and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     5. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     6. Options and Rights. In the event that, during the term of this Security Agreement, subscription options or other rights or options shall be issued in connection with the pledged Shares, such options and other rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     7. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event either of the following occurs:

     (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

     (b) Pledgor fails to perform any of the covenants set forth in the Stock Option Agreement entered into under the Plan pursuant to which the Shares were acquired or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

                                  EXHIBIT 1-2

     7.1 In the event of a default, Pledgee shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the California Commercial Code. Without limiting the foregoing, Pledgee may, after giving 10 days' prior written notice to the Pledgor by certified mail at his residence or business address, sell any or all of the Shares in such manner and for such price as Pledgee may determine, including (without limitation) through a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery. Pledgee is authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers of any of the Shares to persons who will represent and agree that they are purchasing for their own account for investment, and not with a view to the distribution or sale of any of the Shares, to restrict the prospective bidders or purchasers and the use any purchaser may make of the Shares and impose any other restriction or condition that Pledgee deems necessary or advisable under the federal and state securities laws.

     7.2 Upon any sale described in Section 7.1, Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Shares so sold. Each purchaser at any such sale shall hold the Shares so sold absolute, free from any claim or right of any kind. In case of any sale of any or all of the Shares on credit or for future delivery, the Shares so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take up and pay for the Shares so sold and, in case of any such failure, such Shares may again be sold under the terms of Section 7.1.

     7.3 Pledgor hereby agrees that any disposition of any or all of the Shares by way of a private placement or other method, which in the opinion of Pledgee is required or advisable under federal and state securities laws, is commercially reasonable. At any public sale, Pledgee may (if it is the highest bidder) purchase all or any part of the Shares at such price as Pledgee deems proper. Out of the proceeds of any sale, Pledgee may retain an amount sufficient to pay all amounts then due under the Note, together with the expenses of the sale and reasonable attorneys' fees. Pledgee shall pay the balance of such proceeds, if any, to Pledgor. Pledgor shall be liable for any deficiency that remains after Pledgee has exercised its rights under this Security Agreement.

       8. Release of Collateral. Upon payment in full of the outstanding principal balance of the Note and all interest and other charges due under the Note, Pledgee shall release from pledge and deliver to Pledgor the Collateral pledged hereunder.

       9. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

       10. Term. This Security Agreement and the pledge of Shares effected hereunder, shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged Shares shall be promptly delivered to Pledgor.

       11. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall

                                  Exhibit 1-3
become immediately due and payable, and Pledgee may proceed as provided in the case of default.

       12. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

       13. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

       14. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees; successors, assigns, heirs, executors and administrators.

       15. Governing Law. This Security Agreement shall be interpreted and governed under the laws of the State of California.




                           [Signature Page Follows]



                                  Exhibit 1-4

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.

                                    PLEDGOR
                                    -------


                                    ----------------------------------
                                    Print Name

                                    Address:
                                             -------------------------

                                    ----------------------------------

                                    ----------------------------------



                                    PLEDGEE
                                    -------

                                    SYMMETRICOM, INC.
                                    a California corporation


                                    By
                                       --------------------------------

                                    Title
                                          -----------------------------


                                    PLEDGEHOLDER
                                    ------------


                                    ----------------------------------
                                    Secretary of
                                    SYMMETRICOM, INC.



                                  Exhibit 1-5